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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2013

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2013, Advance Auto Parts, Inc. (“Company”) announced that its Board of Directors (“Board”) has appointed George E. Sherman to become the Company's President, effective April 21, 2013. Darren R. Jackson, who most recently served as President and Chief Executive Officer, will continue to serve as the Company's Chief Executive Officer. The Company also announced that Charles E. Tyson has been appointed to become the Company's Executive Vice President, Merchandising, Marketing & Supply Chain, effective April 21, 2013.

Mr. Sherman, 51, served as the Senior Vice President, Best Buy Services, Best Buy Co., Inc., a national retailer of consumer electronics, from June 2009 to March 2013. Prior to that position, he served in various positions with The Home Depot, a home improvement specialty retailer, as Senior Vice President and President, Home Depot Home Services from October 2007 to February 2009, as Senior Vice President, Operations from January 2006 to October 2007 and as Vice President Store Operations from January 2005 to January 2006. Prior to January 2005, Mr. Sherman served in executive positions with Mervyn's Department Stores, and in escalating management positions with Target Corporation. Before joining Target, Mr. Sherman served as an officer in the United States Air Force.

Mr. Tyson, 51, who most recently served as Senior Vice President, Merchandising and Marketing, joined Advance in March 2008 and has served in his current position since August 20ll. Prior to that, Mr. Tyson served as Senior Vice President, Merchandising. Prior to joining Advance, Mr. Tyson served as Senior Vice President, Merchandising and Technology with OfficeMax, Inc., from March 2005 to February 2008. Prior to joining OfficeMax, Mr. Tyson was President of Diversitech Group, an importer of hand and power tools, from September 2001 to March 2005. He worked for Office Depot, Inc., from October 1997 to September 2001 where he held multiple positions with increasing responsibilities, including Senior Vice President, Merchandising and General Merchandising Manager; Senior Vice President, World Wide Global Sourcing; and Vice President, Divisional Merchandise Manager.

Mr. Sherman and the Company have agreed upon the key terms of Mr. Sherman's employment arrangements, which are effective upon the commencement of his employment on April 21, 2013, and have been approved by the Compensation Committee of the Company's Board of Directors (“Committee”). Under the terms of his employment arrangement, Mr. Sherman is entitled to receive an annual base salary of $600,000 and is eligible to participate in the Company's annual incentive bonus plan with a pro-rated bonus target of 100% of base salary for fiscal year 2013, and an opportunity to earn up to 200% of base salary (assuming all financial and other performance targets as specified in the bonus plan are exceeded), the metrics of which bonus plan are consistent with the metrics applied to other senior officers of the Company. Effective on or about May 28, 2013, Mr. Sherman will receive a pro-rated annual equity grant under the Company's 2004 Long-Term Incentive Plan (“2004 LTIP”) with an aggregate value of $538,462 on date of grant consisting of 25% of the value issued in the form of restricted stock units (“RSUs”) and 75% of the value issued in the form of stock appreciation rights (“SARs”). Fifty percent (50%) of the equity grants will vest in equal thirds upon the first three anniversaries of the grant date. The remaining 50% are performance-based and represent the target level of the SARs and RSUs that may become vested on May 28, 2016, following certification by the Committee of the achievement of a performance target during the 2013 through 2015 fiscal years. Mr. Sherman has an opportunity to receive additional SARs and RSUs up to a maximum 200% of the target grant value if the Company's performance during that period substantially exceeds the performance targets established by the Committee with respect to the annual equity grants awarded to other Company executives on December 3, 2012.

In addition, effective on or about May 28, 2013, Mr. Sherman will receive a pro-rated grant of performance-based RSUs with a grant date fair market value of $533,333, as determined by the closing price of the Company's common stock as reported by the New York Stock Exchange on the date of grant. Each performance-based RSU may vest on March 1, 2016, following certification by the Committee of the achievement of a performance target during the 2013 through 2015 fiscal years as described below. Any performance-based RSUs that vest will be settled in shares of common stock. A maximum of 100% of the performance-based RSUs may be earned based on achievement of the target level of cumulative operating income over the three-year period. If the specified threshold level performance objective is achieved, 50% of the target level award will vest. If the threshold performance objective is not achieved, no RSUs will vest. If the Company's performance exceeds the threshold level but falls below the target level, a portion of the RSUs will vest in a proportional amount between the 50% threshold and 100% target level awards. Prior to vesting of the award, award recipients will not be entitled to receive dividends or to voting rights with respect to the performance-based RSUs. This grant represents a pro-ration of a special performance-based LTI grant that was made to certain officers of the Company effective March 1, 2013, and which is more fully described in the Company's Current Report on Form 8-K that was filed with the SEC on March 7, 2013.

Mr. Sherman will be entitled to participate in the benefit plans generally available to executives of the Company. As an executive officer of the Company, Mr. Sherman will be offered an employment agreement to be negotiated by the Company and Mr. Sherman prior to the commencement of his employment. The Company will file an amendment to this Form 8-K to disclose the terms of the employment agreement when executed.

In conjunction with his promotion, the Committee has approved certain changes to Mr. Tyson's compensation arrangements, including an annual base salary of $450,000, an additional pro-rated annual equity incentive grant with an aggregate value of $121,154 based on the closing price of the Company's common stock as reported by the New York Stock Exchange on May 28, 2013, and consisting of 25% in RSUs and 75% in SARs. Seventy-five percent (75%) of the equity grants will vest in equal thirds upon the first three anniversaries of the grant date. The remaining 25% are performance-based and represent the target level of the SARs and RSUs that may become vested on May 28, 2016, following certification by the Committee of the achievement of a performance target during the 2013 through 2015 fiscal years. Mr. Tyson has an opportunity to receive additional SARs and RSUs up to a maximum 200% of the target grant value if the Company's performance during that period substantially exceeds the performance targets established by the Committee.

In addition, effective on or about May 28, 2013, Mr. Tyson will receive an additional pro-rated grant of performance-based restricted stock units (“RSUs”) with a grant date fair market value of $38,222, as determined by the closing price of the Company's common stock as reported by the New York Stock Exchange on the date of grant. Each performance-based RSU may vest on March 1, 2016, following certification by the Committee of the achievement of a performance target during the 2013 through 2015 fiscal years as described below. Any performance-based RSUs that vest will be settled in shares of common stock. A maximum of 100% of the performance-based RSUs may be earned based on achievement of the target level of cumulative operating income over the three-year period. If the specified threshold level performance objective is achieved, 50% of the target level award will vest. If the threshold performance objective is not achieved, no RSUs will vest. If the Company's performance exceeds the threshold level but falls below the target level, a portion of the RSUs will vest in a proportional amount between the 50% threshold and 100% target level awards. Prior to vesting of the award, award recipients will not be entitled to receive dividends or to voting rights with respect to the performance-based RSUs. This grant represents the a pro-rated supplemental portion of the special performance-based LTI grant that was made to certain officers of the Company, including Mr. Tyson, effective March 1, 2013, and which is more fully described in the Company's Current Report on Form 8-K that was filed with the SEC on March 7, 2013.

Mr. Tyson will continue to be entitled to participate in the benefit plans generally available to executives of the Company. As an executive officer of the Company, Mr. Tyson will be offered an employment agreement, which will replace his current Senior Vice President Loyalty Agreement, to be negotiated by the Company and Mr. Tyson prior to the effective date of his new position. The Company will file an amendment to this Form 8-K to disclose the terms of the employment agreement when executed.

On April 4, 2013, the Company announced that the Board has accepted Kevin P. Freeland's resignation as Chief Operating Officer of the Company in conjunction with the elimination of his position, effective no later than June 1, 2013. In connection with his termination of employment, Mr. Freeland will receive severance benefits as provided in his employment agreement with the Company. A copy of Mr. Freeland's employment agreement and subsequent amendments were previously filed with the SEC as Exhibits 10.33 and 10.34 to the Company's Current Report on Form 8-K that was filed on June 4, 2008, Exhibit 10.44 to the Company's Quarterly Report on Form 10-Q that was filed on June 2, 2010 and Exhibit 10.36 to the Company's Report on Form 10-Q that was filed on November 15, 2012.

On April 4, 2013, the Company also announced that the Board has accepted the resignation of Donna J. Broome, Senior Vice President, Commercial Sales and Marketing and a named executive officer of the Company, in conjunction with the elimination of her position, effective no later than June 1, 2013. In conjunction with her termination of employment, Ms. Broome will receive severance benefits as provided in her Senior Vice President Loyalty Agreement with the Company. A copy of the form of Ms. Broome's agreement was previously filed with the SEC as Exhibit 10.37 to the Company's Current Report on Form 8-K that was filed on November 12, 2008.

Item 7.01 Regulation FD Disclosure.

On April 4, 2013, the Company issued a press release announcing the appointment of George E. Sherman as President and Charles E. Tyson as Executive Vice President, Merchandising, Marketing & Supply Chain and the resignations of Kevin P. Freeland as Chief Operating Officer and Donna J. Broome as Senior Vice President, Commercial Sales and Marketing.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release, dated April 4, 2013, issued by Advance Auto Parts, Inc.

Note: The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: April 4, 2013	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated April 4, 2013, issued by Advance Auto Parts, Inc.